UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 OR 15(d)
of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 30, 2017

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PRAXAIR, INC.
(Exact name of registrant as specified in its charter)

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Delaware	1-11037	06-1249050
(State or other jurisdiction of incorporation or organization)	(Commission file number)	(I.R.S. Employer Identification No.)

10 Riverview Drive, Danbury, CT	06810
(Address of principal executive offices)	(Zip Code)

(203) 837-2000
(Registrant’s telephone number, including area code)
N/A
(Former name or former address, if changed since last report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐ Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01.                          Entry into a Material Definitive Agreement.
On June 30, 2017, Praxair, Inc. (the “Company”) entered into a 364-Day Credit Agreement among the Company, the lenders listed therein and Mizuho Bank, Ltd., as Administrative Agent (the “Credit Agreement”).
The Credit Agreement provides for aggregate revolving commitments of US$500,000,000.  The commitments under the Credit Agreement will expire on the date which is 364 days after the date of the Credit Agreement (the “Commitment Termination Date”).  The interest rate for borrowings under the Credit Agreement will be equal to either a base rate or LIBOR, plus a fixed spread per a schedule based on the Company’s long-term debt ratings.  The covenants of the Credit Agreement are consistent with the Company’s Revolving Credit Agreement, dated as of December 19, 2014.  The Company may, at any time during the term of the Credit Agreement with advance notice to the administrative agent, but not more than once, elect to have the entire principal balance outstanding under the Credit Agreement converted into non-revolving term loans, which will be due and payable one year after the Commitment Termination Date.  The Credit Agreement is available for general corporate purposes and supports the Company’s commercial paper program.  As of the date of this Report, the Company has no amounts drawn under the Credit Agreement.

The foregoing description of the Credit Agreement is a summary and is qualified in its entirety by the terms and provisions of the Credit Agreement filed as Exhibit 10.1 to this report and is incorporated by reference into this Item 1.01.
Item 9.01.                          Financial Statements and Exhibits.
(d) Exhibit.  The following exhibit is filed herewith:
Exhibit No.	Description
10.1	364-Day Credit Agreement, dated as of June 30, 2017, among the Company, the lenders party thereto and Mizuho Bank, Ltd., as Administrative Agent.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: July 5, 2017

PRAXAIR, INC. Registrant By: /s/ Guillermo Bichara Guillermo Bichara Vice President, General Counsel and Corporate Secretary

Exhibit Index

Exhibit No.	Description
10.1	364-Day Credit Agreement, dated as of June 30, 2017, among the Company, the lenders party thereto and Mizuho Bank, Ltd., as Administrative Agent.